UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2022

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Explanatory Note

On October 26, 2022, The Brink’s Company (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”), which included slides that were furnished as Exhibit 99.2 to the Original Form 8-K (the “Presentation”). The Company is filing this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) solely to amend Item 9.01 of the Original Form 8-K to correct a clerical error on Slide 12 in the Presentation by deleting the words “before CapEx & Other Actions” from the label on the Free Cash Flow table.

Except for the changes reflected in this Amendment No. 1, including the updated Presentation with corrected Slide 12 furnished as Exhibit 99.2 with this Amendment No. 1 being incorporated by reference into Item 7.01 of the Original Form 8-K, this Amendment No. 1 does not amend or update any other information contained in the Original Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Amendment No. 1, including the revised Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated October 26, 2022, issued by The Brink's Company*

	99.2	Slide presentation of The Brink's Company

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished as Exhibit 99.1 to the Original Form 8-K, filed with the SEC on October 26, 2022

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: October 26, 2022	By:	/s/ Kurt B. McMaken
Kurt B. McMaken
Executive Vice President and Chief Financial Officer